UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

AZZ INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V75153-P26985 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will be provided a ballot to vote your shares. AZZ INC. ONE MUSEUM PLACE 3100 WEST 7TH STREET, SUITE 500 FORT WORTH, TX 76107 AZZ INC. 2025 Annual Shareholders Meeting Vote by July 7, 2025, 11:59 P.M. Eastern Time For shares held in the AZZ Inc. 401(k) Plan, Vote by July 2, 2025 11:59 P.M. Eastern Time. You invested in AZZ Inc. and it’s time to vote! You have the right to vote on proposals being presented at the 2025 Annual Shareholders Meeting. This is an important notice regarding the availability of proxy materials for the Annual Shareholders Meeting to be held on July 8, 2025 at 10:00 A.M., local time. Get informed before you vote View the Notice, Proxy Statement, and Annual Report online or you can receive a free paper or email copy of the materials by requesting prior to June 24, 2025. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may: (1) visit www.proxyvote.com; (2) call 1-800-579-1639; or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated in the box below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote in Person at the Meeting* July 8, 2025 10:00 A.M., local time One Museum Place 3100 West 7th Street, 4th Floor Fort Worth, TX 76107

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V75154-P26985 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming 2025 Annual Shareholders Meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. Election of Directors Director Nominees: 1a. Daniel E. Berce For 1b. Daniel R. Feehan For 1c. Thomas E. Ferguson For 1d. Clive A. Grannum For 1e. Carol R. Jackson For 1f. Ed McGough For 1g. Steven R. Purvis For 2. Approve, on an advisory basis, AZZ’s Executive Compensation Program. For 3. Ratify the appointment of Grant Thornton LLP, to serve as AZZ’s independent registered public accounting firm for the fiscal year ending February 28, 2026. For NOTE: Such other business as may properly come before the 2025 Annual Shareholders Meeting or any adjournment thereof.